UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2014

KBS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-53649	26-0658752
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Disposition of 300 N. LaSalle Building
On July 29, 2010, KBS Real Estate Investment Trust II, Inc. (the “Company”), through an indirect wholly owned subsidiary, KBSII 300 North LaSalle, LLC (the "Owner"), purchased a 60-story office building containing 1,302,901 rentable square feet located on approximately 1.2 acres of land in Chicago, Illinois (the “300 N. LaSalle Building”). On May 16, 2014, after a competitive bidding process overseen by HFF, Inc., a leading provider of commercial real estate and capital markets services and an unaffiliated independent third party, the Owner entered into a purchase and sale agreement and escrow instructions for the sale of the 300 N. LaSalle Building to an affiliate of the Irvine Company, 300 North LaSalle LLC (the “Purchaser”). Donald Bren is the chairman and owner of the Purchaser and the Irvine Company and the brother of Peter Bren (one of the Company’s executive officers and sponsors). On July 7, 2014, the Company completed the sale of the 300 N. LaSalle Building to the Purchaser for $850.0 million. The aggregate cost of the 300 N. LaSalle Building was $659.5 million, which includes the initial purchase price, net of closing credits, of $644.6 million plus capital expenditures since acquisition of $4.7 million and acquisition fees and expenses of $10.2 million. In connection with the disposition of the 300 N. LaSalle Building, the Company repaid the entire $344.6 million principal balance and all other sums due under a mortgage loan secured by the 300 N. LaSalle Building, including a prepayment penalty of $13.7 million.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust II, Inc.

	Summary of Unaudited Pro Forma Financial Statement	F-1
	Unaudited Pro Forma Balance Sheet as of March 31, 2014	F-2
	Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2014	F-4
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013	F-6

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: July 7, 2014	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

KBS REAL ESTATE INVESTMENT TRUST II, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following unaudited pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) as of December 31, 2013 and March 31, 2014, the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity, and cash flows for the year ended December 31, 2013 and for the three months ended March 31, 2014, and the notes thereto. The consolidated financial statements of KBS REIT II as of and for the year ended December 31, 2013 and the consolidated financial statements of KBS REIT II as of and for the three months ended March 31, 2014 have been included in KBS REIT II’s prior filings with the SEC.
The following unaudited pro forma balance sheet as of March 31, 2014 has been prepared to give effect to the disposition of certain assets and liabilities with respect to the 300 N. LaSalle Building as if the disposition occurred on March 31, 2014.
The following unaudited pro forma statements of operations for the three months ended March 31, 2014 and the year ended December 31, 2013 have been prepared to give effect to the disposition of the 300 N. LaSalle Building on July 7, 2014, as if the disposition occurred on January 1, 2013.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the 300 N. LaSalle Building been consummated as of the dates indicated.

KBS REAL ESTATE INVESTMENT TRUST II, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2014
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS REIT II Historical (a)	300 N. LaSalle (b)		Pro Forma Total
Assets
Real estate:
Land	$224,547	$—		$224,547
Buildings and improvements	1,228,307	—		1,228,307
Tenant origination and absorption costs	155,637	—		155,637
Total real estate held for investment, cost	1,608,491	—		1,608,491
Less accumulated depreciation and amortization	(241,918)	—		(241,918)
Total real estate held for investment, net	1,366,573	—		1,366,573
Real estate held for sale, net	1,044,655	(546,168)		498,487
Total real estate, net	2,411,228	(546,168)		1,865,060
Real estate loans receivable, net	105,896	—		105,896
Total real estate and real estate-related investments, net	2,517,124	(546,168)		1,970,956
Cash and cash equivalents	177,011	489,724	(c)	666,735
Rents and other receivables, net	40,628	—		40,628
Above-market leases, net	18,403	—		18,403
Assets related to real estate held for sale	76,110	(46,373)		29,737
Deferred financing costs, prepaid expenses and other assets	32,373	—		32,373
Total assets	$2,861,649	$(102,817)		$2,758,832
Liabilities and stockholders’ equity
Notes payable:
Notes payable	$828,478	$—		$828,478
Notes payable related to real estate held for sale	633,890	(346,588)	(d)	287,302
Total notes payable	1,462,368	(346,588)		1,115,780
Accounts payable and accrued liabilities	24,594	—		24,594
Distributions payable	10,613	—		10,613
Below-market leases, net	16,431	—		16,431
Liabilities related to real estate held for sale	4,683	(1,593)		3,090
Other liabilities	35,480	—		35,480
Total liabilities	1,554,169	(348,181)		1,205,988
Commitments and contingencies
Redeemable common stock	56,265	—		56,265
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 190,944,685 shares issued and outstanding as of March 31, 2014	1,909	—		1,909
Additional paid-in capital	1,647,227	—		1,647,227
Cumulative distributions in excess of net income	(389,766)	245,364		(144,402)
Accumulated other comprehensive loss	(8,155)	—		(8,155)
Total stockholders’ equity	1,251,215	245,364		1,496,579
Total liabilities and stockholders’ equity	$2,861,649	$(102,817)		$2,758,832

KBS REAL ESTATE INVESTMENT TRUST II, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2014

(a)	Historical financial information derived from KBS REIT II’s Quarterly Report on Form 10-Q as of March 31, 2014.

(b)	Represents adjustments to reflect the disposition of the 300 N. LaSalle Building. The sale price of the 300 N. LaSalle Building was $850.0 million, excluding closing costs.

(c)
Represents the amount of proceeds from the 300 N. LaSalle Building disposition after the repayment of $346.6 million of debt outstanding due under the 300 N. LaSalle Building Mortgage Loan and a prepayment penalty on the loan of $13.7 million. See note (d) below.

(d)	Represents the required repayment of the outstanding debt due under the 300 N. LaSalle Building Mortgage Loan. As of March 31, 2014, the outstanding principal balance of the loan was $346.6 million.

KBS REAL ESTATE INVESTMENT TRUST II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2014
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS REIT II Historical (a)	300 N. LaSalle (b)	Pro Forma Total
Revenues:
Rental income	$65,215	$(10,928)	$54,287
Tenant reimbursements	16,669	(6,789)	9,880
Interest income from real estate loans receivable	7,964	—	7,964
Other operating income	2,607	(272)	2,335
Total revenues	92,455	(17,989)	74,466
Expenses:
Operating, maintenance, and management	18,196	(3,004)	15,192
Real estate taxes and insurance	12,319	(3,741)	8,578
Asset management fees to affiliate	5,704	(1,220)	4,484
General and administrative expenses	1,288	—	1,288
Depreciation and amortization	28,843	(4,997)	23,846
Interest expense	14,635	(3,726)	10,909
Impairment charge on real estate held for sale	1,075	—	1,075
Total expenses	82,060	(16,688)	65,372
Other income:
Other interest income	33	—	33
Total other income	33	—	33
Net income	$10,428	$(1,301)	$9,127
Net income per common share, basic and diluted	$0.05		$0.05
Weighted-average number of common shares outstanding, basic and diluted	192,542,712		192,542,712

KBS REAL ESTATE INVESTMENT TRUST II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2014

(a)	Historical financial information derived from KBS REIT II’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014.

(b)	Amounts represent the historical operations of the 300 N. LaSalle Building as reflected in the historical statement of operations of KBS REIT II for the three months ended March 31, 2014.

KBS REAL ESTATE INVESTMENT TRUST II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS REIT II Historical (a)	300 N. LaSalle (b)	Pro Forma Total
Revenues:
Rental income	$258,452	$(43,733)	$214,719
Tenant reimbursements	61,167	(26,081)	35,086
Interest income from real estate loans receivable	30,439	—	30,439
Other operating income	10,576	(1,057)	9,519
Total revenues	360,634	(70,871)	289,763
Expenses:
Operating, maintenance, and management	67,978	(10,978)	57,000
Real estate taxes and insurance	48,605	(15,729)	32,876
Asset management fees to affiliate	23,524	(4,947)	18,577
Real estate acquisition fees to affiliates	1,797	—	1,797
Real estate acquisition fees and expenses	623	—	623
General and administrative expenses	4,982	—	4,982
Depreciation and amortization	120,778	(20,152)	100,626
Interest expense	65,687	(15,010)	50,677
Total expenses	333,974	(66,816)	267,158
Other income:
Other interest income	46	—	46
Gain on payoff or sale of real estate loan receivable	29,073	—	29,073
Total other income	29,119	—	29,119
Net income	$55,779	$(4,055)	$51,724
Net income per common share, basic and diluted	$0.29		$0.27
Weighted-average number of common shares outstanding, basic and diluted	192,370,985		192,370,985

KBS REAL ESTATE INVESTMENT TRUST II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

(a)	Historical financial information derived from KBS REIT II’s Annual Report on Form 10-K for the year ended December 31, 2013.

(b)	Amounts represent the historical operations of the 300 N. LaSalle Building as reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2013.